SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


             Date of Report (Date of earliest event reported) September 27, 2001

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as depositor under an Amended and Restated Trust Agreement, dated as of September 27, 2001, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Home Equity Loan-Backed Term Notes, Series 2001-HS3)



                Residential Funding Mortgage Securities II, Inc.
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             (Exact name of registrant as specified in its charter)

DELAWARE                          333-36244           41-1808858
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(State or Other Jurisdiction      (Commission         (I.R.S. Employer
of Incorporation)                 File Number)        Identification No.)


       8400 Normandale Lake Blvd., Suite 250, Minneapolis, Minnesota 55437
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               (Address of Principal Executive Offices) (Zip Code)


            Registrant's       telephone  number,  including area code, is (952)
                               832-7000 Exhibit Index located on Page 4


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Items 1  through  4,  Item 6 and Item 8 are not  included  because  they are not applicable.

Item 5. Other Events.
        ------------

        On September 27, 2001, Residential Funding Mortgage Securities II, Inc. caused the issuance and sale of the Home Equity Loan-Backed Term Notes, Series 2001-HS3, pursuant to the Indenture, dated as of September 27, 2001, between Home Equity Loan Trust 2001-HS3, as issuer and the Chase Manhattan Bank, as Indenture Trustee.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

        (a)    Not applicable

        (b)    Not applicable

     (c) Exhibits: The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed.

        4.3 Servicing Agreement dated as of September 27, 2001 among Residential Funding Corporation, as master servicer, The Chase Manhattan Bank, as indenture trustee, and the Home Equity Loan Trust 2001-HS3, as issuer.

          4.4 Amended and Restated Trust Agreement dated as of September 27, 2001 between Residential Funding Mortgage Securities II, Inc., as depositor, and Wilmington Trust Company, as owner trustee.

        4.5 Indenture dated as of September 27, 2001 between Home Equity Loan Trust 2001-HS3, as issuer, and The Chase Manhattan Bank, as indenture trustee, and Appendix A thereto.

          10.1 Home Equity Loan  Purchase  Agreement  dated as of September  27,
          2001  by  Residential   Funding  Mortgage   Securities  II,  Inc.,  as
          purchaser, and Residential Funding Corporation, as seller.

        10.2 Certificate Guaranty Insurance Policy issued by Ambac Assurance Corporation relating to Home Equity Loan-Backed Notes, Series 2001-HS3, Class II Notes.




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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.


                               By:    /s/ Lisa R. Lundsten
                                      Name:  Lisa R. Lundsten
                                      Title: Vice President


Dated:  September 27, 2001


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                                  EXHIBIT INDEX


EXHIBIT NUMBER        DESCRIPTION

4.3 Servicing Agreement dated as of September 27, 2001 among Residential Funding Corporation, as master servicer, The Chase Manhattan Bank, as indenture trustee, and the Home Equity Loan Trust 2001-HS3, as issuer.

4.4 Amended and Restated Trust Agreement dated as of September 27, 2001 between Residential Funding Mortgage Securities II, Inc., as depositor, and Wilmington Trust Company, as owner trustee.

4.5    Indenture  dated as of  September  27, 2001 between
       Home Equity Loan Trust 2001-HS3, as issuer, and The
       Chase Manhattan Bank, as indenture trustee, and Appendix A thereto.

10.1 Home Equity Loan Purchase Agreement dated as of September 27, 2001 by Residential Funding Mortgage Securities II, Inc., as purchaser, and Residential Funding Corporation, as seller.

10.2   Certificate  Guaranty  Insurance  Policy  issued by
       Ambac  Assurance  Corporation  relating to the Home
       Equity Loan-Backed Notes, Series 2001-HS3, Class II
       Notes.



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